UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CNL STRATEGIC CAPITAL, LLC

(Exact name of Registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CNL STRATEGIC CAPITAL, LLC

CNL Center at City Commons

450 South Orange Avenue, Suite 1400

Orlando, Florida 32801

January 29, 2026

Dear Fellow Shareholders:

We invite you to attend a special meeting of shareholders (the “Special Meeting”) of CNL Strategic Capital, LLC (“we,” “us,” “our,” and the “Company”), which will be held on March 30, 2026 at 2:00 p.m. Eastern Time, at the principal offices of the Company located at CNL Center at City Commons, 450 South Orange Avenue, 13th Floor, Orlando, Florida, 32801.

The Notice of Special Meeting and Proxy Statement accompanying this letter provides an outline of the business to be conducted at the Special Meeting. At the Special Meeting, you will be asked to consider and vote upon the approval of an enhanced liquidity plan under which the Company undertakes to repurchase from shareholders during the first four full calendar quarters following the approval of this proposal up to a requested liquidity percentage to be established following the approval of this proposal, as further described in the Proxy Statement.

Whether or not you attend the Special Meeting, it is important that your shares of the Company’s limited liability company interests (the “shares”) be represented and voted at the meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating, and returning the enclosed proxy card or voting instruction form in the enclosed envelope. If you attend the Special Meeting, you can vote in person, even if you have previously submitted your proxy. Your vote and participation in the governance of the Company are very important to us.

On behalf of the Board, we would like to express our appreciation for your investment in the Company. We look forward to greeting as many of you as possible at the Special Meeting.

Sincerely,

/s/ Chirag J. Bhavsar
Chirag J. Bhavsar
Chief Executive Officer

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YOUR VOTE IS IMPORTANT

PLEASE SUBMIT YOUR PROXY PROMPTLY

Please help reduce corporate expenses by submitting your vote via the Internet at www.proxyvote.com.

CNL STRATEGIC CAPITAL, LLC

CNL Center at City Commons

450 South Orange Avenue, Suite 1400

Orlando, Florida 32801

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Date:	March 30, 2026

Time:	2:00 p.m. Eastern Time

Place:	CNL Center at City Commons 450 South Orange Avenue, 13th Floor Orlando, Florida 32801

Record Date:	January 27, 2026. Only shareholders of record at the close of business on the record date are entitled to receive notice of, to attend, and to vote at the Special Meeting.

Items of Business:

•     To consider and vote on a proposal to approve an enhanced liquidity plan under which the Company undertakes to repurchase from shareholders during the first four full calendar quarters following the approval of this proposal up to a requested liquidity percentage to be established following the approval of this proposal as more fully described in “Proposal No. 1: Enhanced Liquidity Plan” of the Proxy Statement (which proposal we refer to as the “enhanced liquidity plan proposal”).

•     To consider and vote on a proposal to approve any adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve the enhanced liquidity plan proposal (which proposal we refer to as the “adjournment proposal”).

Proxy Voting:

Important. Please vote your shares promptly to ensure the presence of a quorum at the Special Meeting. You may vote your shares now via the Internet. Submitting your proxy now will not prevent you from voting your shares in person at the Special Meeting, as your proxy is revocable at your option.

For Assistance. If you have any questions or need assistance voting, please call our proxy solicitor, Broadridge Investor Communication Solutions, Inc. at 866-851-0720.

Important notice regarding the availability of proxy materials for the Special Meeting. The Company’s Proxy Statement and the proxy card are available at www.proxyvote.com. If you plan on attending the Special Meeting and voting your shares in person, you will need to bring photo identification in order to be admitted to the Special Meeting. To obtain directions to the Special Meeting, please call the Company at 1-866-650-0650.

By Order of the Board of Directors,

/s/ Bradley S. Yochum

Bradley S. Yochum

Secretary

Orlando, Florida

January 29, 2026

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The use of cameras at the Special Meeting is prohibited and will not be allowed into the meeting or any other adjacent areas, except by credentialed media. We realize that many mobile phones have built-in cameras; while these phones may be brought into the venue, the camera function may not be used at any time.

CNL STRATEGIC CAPITAL, LLC

CNL Center at City Commons

450 South Orange Avenue, Suite 1400

Orlando, Florida 32801

SPECIAL MEETING OF SHAREHOLDERS

To Be Held On March 30, 2026

PROXY STATEMENT

GENERAL

CNL Strategic Capital, LLC (“we,” “us,” “our,” and the “Company”) has made these proxy materials available to you on the Internet or has delivered printed versions of these materials to you by mail in connection with the solicitation of proxies by the board of directors of the Company (the “Board”) for use at the Special Meeting of Shareholders to be held on March 30, 2026, at 2:00 p.m. Eastern Time, and any postponements or adjournments thereof (the “Special Meeting”). The Special Meeting will be held at the Company’s principal offices located at CNL Center at City Commons, 450 South Orange Avenue, 13th Floor, Orlando, Florida, 32801. You are invited to attend the Special Meeting and requested to vote on the proposals described in this proxy statement (this “Proxy Statement”).

The Company’s proxy materials for the Special Meeting, including this Proxy Statement and the Notice of Special Meeting of Shareholders (the “Notice of Special Meeting”), were first sent or made available to shareholders on or about January 29, 2026.

Items of Business

The Company is requesting that shareholders vote on two items at the Special Meeting:

•	Proposal No. 1: Approval of an enhanced liquidity plan under which the Company undertakes to repurchase from shareholders during the first four full calendar quarters following the approval of this proposal (the “enhanced liquidity period”) up to a requested liquidity percentage to be established following the approval of this proposal as more fully described in “Proposal No. 1: Enhanced Liquidity Plan” of the Proxy Statement (which proposal we refer to as the “enhanced liquidity plan proposal”).
•	Proposal No. 2: Approval of any adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve the enhanced liquidity plan proposal (which proposal we refer to as the “adjournment proposal”).

Record Date

Only shareholders of record as of the close of business on January 27, 2026 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Special Meeting and all postponements and/or adjournments of the Special Meeting. As of the Record Date, there were 36,307,994 issued and outstanding shares of the Company’s limited liability company interests (the “shares”) held by 15,287 holders of record. To the extent that shares are held by a broker or other custodian as beneficial owners on the Record Date, such beneficial owners can vote using the methods described below.

Proxy and Voting Procedures

Shareholders, regardless of class, are entitled to one vote for each share held, and may vote in person at the Special Meeting or by proxy in accordance with the instructions provided below.

Your vote is important. By authorizing a proxy promptly, you can save the Company the expense of a second mailing and/or additional solicitations by other means, including, in person and by telephone, facsimile, and email.

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Voting by Shareholders of Record

If your shares are registered directly in your name with the Company’s transfer agent, SS&C Technologies, Inc. (f/k/a DST Systems, Inc.), you are considered the shareholder of record with respect to those shares, and the Notice of Special Meeting and other proxy materials were furnished directly to you by the Company. If you are a shareholder of record, there are four ways to vote:

•	In Person. You may vote in person at the Special Meeting by requesting a ballot when you arrive. You must bring valid picture identification such as a driver’s license or passport and may be requested to provide proof of stock ownership as of the Record Date.
•	Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the proxy card. After inputting the control number, you may direct your proxy how to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions.
•	By Telephone. If you receive or request printed copies of the proxy materials by mail, you will receive a proxy card; and you may vote by proxy by calling the tollfree number and entering the control number located on the proxy card. After inputting the control number, you may direct your proxy how to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions.
•	By Mail. If you receive or request printed copies of the proxy materials by mail, you will receive a proxy card; and you may vote by proxy by filling out the enclosed proxy card and returning it in the envelope provided. Allow sufficient time for your proxy card to be timely received by 11:59 p.m., Eastern Time, the day before the cut-off date or meeting date.

To request a printed set of the proxy materials for the Special Meeting, shareholders of record should send a written request to the Company at the following address: CNL Strategic Capital, LLC, CNL Center at City Commons, 450 South Orange Avenue, Suite 1400, Orlando, Florida, 32801, Attention: Bradley S. Yochum, Corporate Secretary. Each such request must set forth a good faith representation that the person making the request was the owner of shares as of the Record Date.

Voting by Beneficial Owners of Shares

If your shares are held by a broker or other custodian, the proxy materials were furnished to the organization that holds your shares. If you are the beneficial owner of shares of the Company, there are four ways you can vote:

•	In Person. If you are the beneficial owner of shares held by a broker or other custodian and you wish to vote your shares in person at the Special Meeting, you must obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that will authorize you to vote your shares held by a broker or custodian at the Special Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy.

You must bring a copy of the legal proxy to the Special Meeting and request a ballot when you arrive. You must also bring valid picture identification, such as a driver’s license or passport. In order for your votes to be counted, you must hand both the copy of the legal proxy and your completed ballot to a Company representative to be provided to the inspector of election.

•	Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the voting instruction form. The availability of Internet voting may depend on the voting process of the organization that holds your shares.
•	By Telephone. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form; and you may vote by proxy by calling the toll free number and entering the control number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your shares.
•	By Mail. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form; and you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided. Allow sufficient time for the proxy card to be timely received by 11:59 p.m., Eastern Time, the day before the cut-off date or meeting date.

To request a printed set of the proxy materials, beneficial owners of shares should send a written request to the organization that holds their shares.

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Quorum; Adjournments

At least a majority of the shares entitled to vote at the Special Meeting must be present at the Special Meeting for a quorum for the transaction of business. Your shares will be counted for purposes of determining if there is a quorum, if you:

•	are entitled to vote and you are present in person at the Special Meeting; or
•	have properly voted by proxy via the Internet or by telephone.

If a quorum is not present, the chairman of the Special Meeting may adjourn the Special Meeting to a date not more than 120 days after the Record Date without further notice, other than announcement at the Special Meeting, to solicit additional proxies. The persons named as proxies will vote those proxies “FOR” such adjournment. Any business that might have been transacted at the Special Meeting as originally noticed may be transacted at any such adjourned meeting(s) at which a quorum is present.

Vote Required; Broker Non-Votes; Effect of Abstentions

Shareholders of Record

If you are a shareholder of record, your properly executed proxy received prior to the Special Meeting, and not duly revoked, will be voted in accordance with your instructions marked thereon. However, if you sign and return a proxy card without giving specific voting instructions, then, the persons named as proxies will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement. With respect to any other business that may be properly presented for a vote at the Special Meeting, the proxy holders will vote your shares in such manner as they may determine in their discretion.

Beneficial Owners of Shares

If you are a beneficial owner of shares held by a broker or other custodian, you may instruct the organization that holds your shares as to how to vote your shares via the voting instruction form included with this Proxy Statement; all voting instruction forms timely received by the organization that holds your shares, and not duly revoked, will be voted in accordance with the instructions marked thereon. However, if you do not provide your broker or other custodian of your shares with specific voting instructions, then, your shares are referred to as “uninstructed shares” and whether your broker or custodian has the discretion to vote such uninstructed shares on your behalf depends on the ballot item. Generally, the organization that holds your shares may vote them in its discretion on “routine” matters, however the broker or other custodian cannot vote uninstructed shares on “non-routine” matters, and will inform the inspector of election that it does not have the authority to vote on such matters with respect to your shares. This is referred to as a “broker non-vote.”

For your vote to be counted, you must submit your voting instruction form to your broker or custodian.

The following table summarizes the vote required for passage of each proposal, and the effect of abstentions and uninstructed shares held by a broker or custodian. Abstentions will be included in the number of shares counted as “present” at the Special Meeting for purposes of determining whether a quorum is present.

Proposal No.	Item	Votes Required for Approval	Abstentions	Uninstructed Shares
1	Enhanced liquidity plan proposal	Two-thirds of all outstanding shares	Voted “AGAINST”	N/A(1)(2)
2	Adjournment proposal	Majority of shares cast	Not voted	N/A(1)(3)
(1)	Each proposal to be considered at the Special Meeting is a “non-routine” matter. As a result, if you do not provide voting instructions to your broker or other custodian of your shares, your shares will not be deemed present for any purpose at the Special Meeting, including for purposes of determining whether a quorum is present. Accordingly, no broker non-votes are expected in connection with the Special Meeting.
(2)	Although no broker non-votes are expected, a failure to provide instructions to your broker or other custodian of your shares will, without resulting in a broker non-vote, have the same effect as a vote “Against” the enhanced liquidity plan proposal.
(3)	Although no broker non-votes are expected, a failure to provide instructions to your broker or other custodian of your shares will, without resulting in a broker non-vote, have no effect on the outcome of the adjournment proposal.

Revocation of Proxies

You may revoke your proxy and change your vote before the proxies are voted at the Special Meeting. You may change your vote using the Internet or telephone methods described herein, prior to the applicable cutoff time before the Special Meeting, in which case only your latest Internet or telephone proxy will be counted.

Alternatively, you may revoke your proxy and change your vote by signing and returning a new form of proxy dated as of a later date, or by attending the Special Meeting and voting in person. However, your attendance at the Special Meeting will not automatically revoke your proxy, unless you properly vote at the Special Meeting, or specifically request that your prior proxy be revoked by delivering a written notice of revocation to the Company prior to the Special Meeting at the following address: CNL Strategic Capital, LLC, CNL Center at City Commons, 450 South Orange Avenue, Suite 1400, Orlando, Florida, 32801, Attention: Bradley S. Yochum, Corporate Secretary.

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Information Regarding this Solicitation

The Company is paying all costs associated with the solicitation of proxies for the Special Meeting. The Company has retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to assist in the solicitation of proxies at a cost that the Company anticipates will not exceed $87,000 plus the reimbursement of Broadridge’s reasonable out-of-pocket expenses.

In addition, the Company must pay brokerage firms, banks and similar custodial organizations representing beneficial owners of shares certain fees associated with forwarding the Notice of Special Meeting to beneficial owners, forwarding printed proxy materials by mail to beneficial owners who specifically request them, and obtaining beneficial owners’ voting instructions. The Company will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited by other means, including, in person and by telephone, facsimile, and email, by Broadridge and/or by directors, officers and employees of the Company, CNL Capital Markets, LLC, CNL Securities Corp., and/or affiliates of CNL Strategic Capital Management, LLC, the Company’s Manager (the “Manager”), and Levine Leichtman Strategic Capital, LLC, the Company’s Sub-Manager (the “Sub-Manager”), none of whom will receive any additional compensation for their services.

Notice of Internet Availability of Proxy Materials

In accordance with SEC regulations, the Company has made this Proxy Statement and the Notice of Special Meeting available to shareholders on the Internet. Shareholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “Proxy and Voting Procedures,” above, and/or (iii) elect to receive future proxy materials by electronic delivery, via the Internet address provided below.

This Proxy Statement and the Notice of Special Meeting are available at www.proxyvote.com.

Electronic Delivery of Proxy Materials

Pursuant to the rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company furnishes proxy materials by email to those shareholders who have elected to receive their proxy materials electronically. While the Company encourages shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual and special meetings and the costs associated with the physical printing and mailing of materials, shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares held by a broker or custodian, may request a printed set of proxy materials. Instructions on how to request a printed set of the proxy materials are provided in the section entitled “Proxy and Voting Procedures.”

Where to Obtain More Information

The Company makes available free of charge on its website, www.cnlstrategiccapital.com, its annual, quarterly and current reports and proxy statements to shareholders as soon as reasonably practicable after the Company electronically files such documents with the SEC. A copy of the Company’s filings with the SEC will be furnished to shareholders, without exhibits, at no charge, upon written request to the Company at its principal executive offices: CNL Center at City Commons, 450 South Orange Avenue, Suite 1400, Orlando, Florida 32801, Attention: Bradley S. Yochum, Corporate Secretary. Upon payment of a reasonable fee, shareholders may also obtain a copy of the exhibits to the Company’s filings with the SEC.

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QUESTIONS AND ANSWERS

Q:	What is the purpose of the Special Meeting?
A:

In November and December of 2025, the audit committee of the Board (the “Audit Committee”) conducted an assessment of enhanced liquidity options for shareholders (the “enhanced liquidity option assessment”) with the assistance of the Manager, the Sub-Manager and a financial advisor. As a result of the enhanced liquidity option assessment, the Audit Committee concluded that continuing the Company as a perpetual life vehicle where shareholders can access liquidity through the existing share repurchase program was in the best interests of the Company and its shareholders. At the same time, the Audit Committee recognized that shareholders may desire greater liquidity than what is currently provided for under the share repurchase program in light of this decision. The Audit Committee (supported by input from the Manager and the financial advisor) also determined that the other enhanced liquidity options at the present time were less likely to maximize pricing and shareholder value due to the current maturity level of the Company’s businesses, the lack of direct public market comparables and the limited current appeal to institutional investors. Therefore, the Audit Committee recommended to the Board that it approve and submit the enhanced liquidity plan to shareholders for consideration at the Special Meeting. For additional details, please see the section entitled “Proposal No. 1: Enhanced Liquidity Plan-Proposed Enhanced Liquidity Plan.”

Q:	On what items am I voting?
A:	You are being asked to consider and vote on the following:
(a) The enhanced liquidity plan proposal. Approval of an enhanced liquidity plan under which the Company undertakes to repurchase from shareholders during the enhanced liquidity period up to a requested liquidity percentage to be established following the approval of this proposal. The “enhanced liquidity plan” is more fully described in the section entitled “Proposal No. 1: Enhanced Liquidity Plan-Proposed Enhanced Liquidity Plan.”
(b) The adjournment proposal. Approval of any adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve the enhanced liquidity plan proposal.
Q:	Who is soliciting my proxy?
A:	This proxy is being solicited by the Board.
Q:	When and where is the Special Meeting?
A:	The Special Meeting will be held on March 30 , 2026, at 2:00 p.m. Eastern Time, at CNL Center at City Commons, 450 South Orange Avenue, 13th Floor, Orlando, Florida 32801.
Q:	Who is entitled to vote at the Special Meeting?
A:	Only shareholders of record as of the Record Date are entitled to receive notice of, to attend, and to vote at the Special Meeting and all postponements and/or adjournments of the Special Meeting.
Q:	How do I vote?
A:	If your shares are registered directly in your name with the Company’s transfer agent, SS&C Technologies, Inc. (f/k/a DST Systems, Inc.), you are considered the shareholder of record with respect to those shares, and the Notice of Special Meeting and other proxy materials were furnished directly to you by the Company. If you are a shareholder of record, after you read and carefully consider the information contained in this Proxy Statement, please vote in accordance with one of four voting methods described further in “Proxy and Voting Procedures-Voting by Shareholders of Record.”
Q:	Is my vote confidential?
A:	Yes. All votes remain confidential, unless you provide otherwise.
Q:	May I change my vote after returning a proxy card?
A:	Yes. You may revoke your proxy and change your vote before the proxies are voted at the Special Meeting. Please see “Revocation of Proxies” above for additional information.

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Q:	How do I vote my shares if they are held in “street name”?
A:	The organization that holds your shares (e.g., brokers, custodians) will not vote your shares unless you provide instructions on how to vote. Please contact the organization that holds your shares if you have not received a request for voting instructions. If you are a beneficial owner of shares, after you read and carefully consider the information contained in this Proxy Statement, please vote in accordance with one of four voting methods described further in “Proxy and Voting Procedures-Voting by Beneficial Owners of Shares.”
Q:	How can I find out the results of the voting at the Special Meeting?
A:	The Company will announce preliminary voting results at the Special Meeting. The Company will also disclose voting results on a Form 8-K filed with the SEC, within four business days after the Special Meeting. If the required approval for the enhanced liquidity plan proposal is obtained, the Company intends to disclose when the enhanced liquidity period will commence, the requested liquidity percentage and the quarterly limits of repurchases during the enhanced liquidity period through a Form 8-K and/or a prospectus supplement promptly after the measurement date.
Q:	Who is paying for this proxy solicitation?
A:	The Company is paying all costs associated with the solicitation of proxies for the Special Meeting. The Company has retained Broadridge to assist in the solicitation of proxies at a cost that the Company anticipates will not exceed $87,000 plus the reimbursement of Broadridge’s reasonable out-of-pocket expenses. See “Information Regarding this Solicitation” for additional details.
Q:	What happens if the required approval for the enhanced liquidity plan proposal is obtained?
A:	If the enhanced liquidity plan proposal is approved by the shareholders at the Special Meeting, the Company undertakes to repurchase from shareholders up to the requested liquidity percentage during the enhanced liquidity period. The Company intends to implement the enhanced liquidity plan beginning with the first full calendar quarter following the approval of this proposal and ending upon completion of the fourth full calendar quarter following the approval of this proposal. All other terms and conditions of the existing share repurchase program will apply to repurchases during the enhanced liquidity period.
Q:	What happens if the required approval for the enhanced liquidity plan proposal is not obtained?
A:	If the required approval for the enhanced liquidity plan proposal is not obtained, the Company will continue operating without an enhanced liquidity option for shareholders at this time. The Company will continue to administer the Company’s share repurchase program (the “share repurchase program”) with no change to its terms, including such program’s repurchase limits of up to 10% of the Company’s aggregate net asset value per calendar year.
Q:	What vote is required to approve the enhanced liquidity plan proposal?
A:	Approval of the enhanced liquidity plan proposal requires the affirmative vote of two-thirds of all of the outstanding shares of the Company.
Q:	What vote is required to approve the adjournment proposal?
A:	Approval of the adjournment proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting by the holders who are present in person or by proxy and entitled to vote.
Q:	What happens if the enhanced liquidity plan proposal is approved on or before March 31, 2026?
A:	If the enhanced liquidity plan proposal is approved on or before March 31, 2026, the Company will measure the requested liquidity percentage as of April 30, 2026. The Company will implement the enhanced liquidity plan commencing with the second quarter of 2026 (i.e., the first full calendar quarter following the approval) and ending upon the completion of the first quarter of 2027 (i.e., the fourth full calendar quarter following the approval of the proposal). The Company will repurchase shares from shareholders up to the requested liquidity percentage pursuant to the enhanced liquidity plan during this period.

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Q:	What happens if the enhanced liquidity plan proposal is approved after March 31, 2026?
A:	If the enhanced liquidity plan proposal is approved after March 31, 2026, the Company will measure the requested liquidity percentage as of July 30, 2026. The Company will implement the enhanced liquidity plan commencing with the third quarter of 2026 (i.e., the first full calendar quarter following the approval) and ending upon the completion of the second quarter of 2027 (i.e., the fourth full calendar quarter following the approval of the proposal). The Company will repurchase shares from shareholders up to the requested liquidity percentage pursuant to the enhanced liquidity plan during this period.
Q:	What happens if the requested liquidity percentage measured as of the measurement date is at or below 10%?
A:	If the requested liquidity percentage measured as of the measurement date is at or below 10%, the Company intends to continue to administer the share repurchase program with no change to its terms, including such program’s repurchase limits of up to 10% of the Company’s aggregate net asset value per calendar year.
Q:	What happens if the requested liquidity percentage measured as of the measurement date is above 10% but at or below 20%?
A:	If the requested liquidity percentage measured as of the measurement date is above 10% but at or below 20%, the Board may, at its discretion and in accordance with applicable laws, (1) increase the current repurchase limits under the share repurchase program to up to the requested liquidity percentage (and hence a quarter of the requested liquidity percentage per calendar quarter), (2) cause the Company to conduct a single self-tender offer, or (3) use a combination of both methods, all within the enhanced liquidity period.
Q:	What happens if the requested liquidity percentage measured as of the measurement date is above 20%?
A:	If the requested liquidity percentage measured as of the measurement date is above 20%, the Board may, at its discretion and in accordance with applicable laws, (1) increase the current repurchase limits under the share repurchase program to up to 20% of the aggregate net asset value per year (and hence up to 5% of the aggregate net asset value per calendar quarter) and conduct a single self-tender offer for the remaining amount of the requested liquidity percentage not repurchased under the share repurchase program during the enhanced liquidity period or (2) conduct a single self-tender offer for the requested liquidity percentage during the enhanced liquidity period.
Q:	What happens if the required approval for the adjournment proposal is obtained?
A:	If there are not sufficient votes to approve the enhanced liquidity plan proposal and the adjournment proposal is approved, the Company will have the discretion to adjourn or postpone the Special Meeting until the earlier of (i) the date the Company has obtained sufficient votes to approve the enhanced liquidity plan proposal and (ii) May 27, 2026, which is 120 days after the Record Date.
Q:	What happens if the required approval for the adjournment proposal is not obtained?
A:	If there are not sufficient votes to approve the enhanced liquidity plan proposal and the adjournment proposal is not approved, the Company will continue as a perpetual life vehicle with no enhanced liquidity option for shareholders at this time. See “-Q: What happens if the required approval for the enhanced liquidity plan proposal is not obtained?”

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PROPOSAL NO. 1: ENHANCED LIQUIDITY PLAN PROPOSAL

Introduction

The Audit Committee conducted the enhanced liquidity option assessment with the assistance of the Manager and the Sub-Manager.  The Audit Committee also engaged a financial advisor to supplement the Manager’s input in the assessment.  As a result of the enhanced liquidity option assessment, the Audit Committee concluded that continuing the Company as a perpetual life vehicle where shareholders can access liquidity through the existing share repurchase program was in the best interests of the Company and its shareholders.  At the same time, the Audit Committee recognized that shareholders may desire greater liquidity than what is currently provided for under the share repurchase program in light of this decision.  Therefore, the Audit Committee recommended to the Board that it approve and submit the enhanced liquidity plan (as further described below) to shareholders for consideration at the Special Meeting.

Continuing the Company as a perpetual life vehicle was contemplated at the time of the Company’s formation, as provided in the Company’s Eighth Amended and Restated Limited Liability Company Operating Agreement (the “LLC Agreement”). The Board’s determination to continue the Company as a perpetual life vehicle reflects a pursuit of this longer-term strategy, which will also provide the Company with the option to continue raising capital beyond the expiration of its current continuous public offering on November 1, 2027. The Manager and the Sub-Manager believe that this longer-term horizon will provide an opportunity to continue to add value to the Company’s current businesses and to invest in new businesses to support their potential long-term growth, allowing for greater portfolio diversification across various market cycles. Other than the enhanced liquidity plan, there are no changes or limitations currently contemplated for the Company’s objectives or strategy.

Purpose and Rationale

The Company is a Delaware limited liability company that primarily seeks to acquire and grow durable middle-market U.S. businesses. The Company is externally managed by the Manager and sub-managed by the Sub-Manager. Since the Company commenced operations in February 2018, it has raised over $1.3 billion in public and private offerings through the sale of one or more classes of common shares in the Company. Since inception, the Company has made equity and debt investments in 19 portfolio company businesses, disposed of one portfolio company business, and has total assets of approximately $1.5 billion as of December 31, 2025.

The Company is set up as an entity with perpetual existence with no required target liquidation date. Shareholders wishing to exit their investments can participate in the Company’s existing share repurchase program.  Subject to the terms and conditions of the share repurchase program, an aggregate of up to 2.5% of the Company’s aggregate net asset value per calendar quarter (based on the aggregate net asset value as of the last date of the month immediately prior to the repurchase date) and up to 10% of the Company’s aggregate net asset value per year (based on the average aggregate net asset value as of the end of each of the trailing four quarters) can be repurchased by the Company.

The Company’s prospectus for its continuous public offering includes disclosure that indicates the intention for the Board to conduct an assessment of enhanced liquidity options on or before November 1, 2027.  In November 2025, the Board met with representatives of the Manager to discuss the process that should be implemented to conduct this assessment and the legal duties of the Board in doing so.  Also discussed at the meeting was the option of engaging a financial advisor to assist in analyzing the viability and financial impact of the different liquidity options available to the Company.  After further review and discussion, the Board determined to proceed with the enhanced liquidity option assessment and delegated to the Audit Committee, comprised of all of the Board’s independent directors, the lead role in this assessment.

In November 2025, the Audit Committee met with representatives of the Manager to establish a timeline for the enhanced liquidity option assessment and determined to interview Robert A. Stanger & Co., Inc. (“Stanger”), a boutique investment banking firm, to serve as financial advisor in connection with this assessment. The Audit Committee met with Stanger during a subsequent meeting, and then selected Stanger to act as financial advisor after considering the overall reputation, experience and qualifications of Stanger, as well as its knowledge of the non-traded market.  The Audit Committee requested the Manager work with Stanger to prepare a presentation that discussed potential enhanced liquidity options for shareholders, including both a qualitative and quantitative discussion of each option.

In November and December 2025, the Manager and the Sub-Manager held meetings with Stanger to discuss the analysis and presentation of enhanced liquidity options.  Stanger prepared and shared with the Manager a presentation that outlined potential enhanced liquidity options for shareholders and analyzed the merits and drawbacks of each option (the “Presentation”).  Both the Manager and the Sub-Manager reviewed and provided feedback on the Presentation, and the Manager then shared the Presentation with the Audit Committee.

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In December 2025, the Audit Committee met with the Manager, the Sub-Manager and Stanger to discuss the Presentation.  Stanger reviewed each potential enhanced liquidity option with the Audit Committee, including (i) continuing the Company as a perpetual life vehicle with and without an enhanced liquidity plan (as further described below), (ii) listing the Company’s shares on a national securities exchange or a quotation through a national quotation system, (iii) a merger or other transaction approved by the Board in which shareholders would receive cash and/or shares of another publicly traded company or secondaries fund, and (iv) a sale of all or substantially all of the Company’s assets followed by a liquidation.  This review included a discussion of the merits and risks of each option.  Based on current conditions and the analysis performed, the Manager and the Sub-Manager (supported by input from Stanger) provided its view to the Audit Committee that continuing the Company as a perpetual life vehicle with the enhanced liquidity plan was the most favorable option at the present time. The Manager and the Sub-Manager (supported by input from Stanger) also provided its view that the other enhanced liquidity options at the present time were less likely to maximize pricing and shareholder value due to the current maturity level of the Company’s businesses, the lack of direct public market comparables and the limited current appeal to institutional investors.

The Audit Committee considered and discussed with representatives of Stanger, the Manager and the Sub-Manager the potential merits and risks of the different enhanced liquidity options relative to the opportunities and challenges facing the Company if it continued as a perpetual life vehicle without providing an enhanced liquidity plan to shareholders.  After discussion, the Audit Committee determined that continuing the Company as a perpetual life vehicle where shareholders can access liquidity through the existing share repurchase program was in the best interests of the Company and its shareholders.  However, the Audit Committee also recognized that potentially providing additional liquidity to shareholders through the enhanced liquidity plan could be beneficial in aligning Company’s long-term strategy with shareholder interests. By providing investors such liquidity in conjunction with the Board’s decision to continue the Company as a perpetual life vehicle, the enhanced liquidity plan helps ensure that shareholders remaining in the Company are aligned with a longer investment horizon, which the Audit Committee viewed important for the Company’s future.  The Audit Committee determined that this approach, compared to the other enhanced liquidity options discussed with the Manager, the Sub-Manager and Stanger, had the most potential to maximize shareholder value by providing the additional time needed for the Company’s businesses to execute their business plans and realize their growth potential while still providing potential additional liquidity to shareholders. After further discussion, the Audit Committee decided to recommend to the Board that it submit the enhanced liquidity plan to shareholders.

In January 2026, based on the recommendation of the Audit Committee, the Board unanimously concluded that implementing the enhanced liquidity plan in connection with its determination to continue the Company as a perpetual life vehicle was in the best interests of the Company and its shareholders and directed that the proposal to approve the enhanced liquidity plan be submitted to shareholders for consideration at the Special Meeting.

Proposed Enhanced Liquidity Plan

Under the enhanced liquidity plan, the Company undertakes to repurchase from shareholders up to the requested liquidity percentage during the enhanced liquidity period. The “requested liquidity percentage” will be equal to the quotient of (i) the net asset value of shares requested for repurchase as of the first repurchase request submission deadline that is at least 30 calendar days after the approval of this proposal (the “measurement date”), divided by (ii) the Company’s aggregate net asset value as of the measurement date, provided that it will not exceed 25%. The “enhanced liquidity period” will commence with the first full calendar quarter following the approval of the proposal and will end upon completion of the fourth full calendar quarter following the approval of the proposal.

In order to repurchase up to the requested liquidity percentage, the Board may, in its discretion and in accordance with applicable laws, (1) increase the current repurchase limits under the share repurchase program to up to applicable regulatory limits, (2) cause the Company to conduct a single self-tender offer, or (3) use a combination of both methods, all within the enhanced liquidity period.  All repurchases made under the share repurchase program during the enhanced liquidity period will be made pursuant to the terms and conditions of the share repurchase program (except for the increased repurchase limits, if applicable). In all cases, the aggregate net asset value of shares repurchased during the enhanced liquidity period shall not exceed the requested liquidity percentage, and total repurchases under the share repurchase program shall not exceed 20% of the Company’s aggregate net asset value per calendar year (and 5% of the aggregate net asset value per calendar quarter).

For the avoidance of doubt, if the requested liquidity percentage is less than 10%, the Company will continue to administer the share repurchase program with no change to its terms, including such program’s repurchase limits of up to 10% of the Company’s aggregate net asset value per calendar year.

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Vote Required

Approval of this proposal requires the affirmative vote of two-thirds of all of the outstanding shares of the Company. If you abstain from voting on the proposal, it will have the effect of a vote AGAINST the proposal. Proxies received will be voted FOR approval of this proposal unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ENHANCED LIQUIDITY PLAN PROPOSAL.

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PROPOSAL NO. 2: ADJOURNMENT PROPOSAL

The second proposal is to consider and vote upon the proposal to approve an adjournment or postponement of the Special Meeting, including, if necessary, to solicit additional proxies in favor of the enhanced liquidity plan proposal if there are not sufficient votes to approve the enhanced liquidity plan proposal. If this adjournment proposal is approved, the Company will have the discretion to adjourn or postpone the Special Meeting until the earlier of (i) the date the Company has obtained sufficient votes to approve the enhanced liquidity plan proposal and (ii) May 27, 2026, which is 120 days after the Record Date.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting by the holders who are present in person or by proxy and entitled to vote. If you abstain from voting on the proposal, it will have no effect on the outcome of the vote. Proxies received will be voted FOR approval of this proposal unless stockholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

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DEADLINES TO SUBMIT PROPOSALS FOR CONSIDERATION OR TO

NOMINATE DIRECTORS AT THE 2026 ANNUAL MEETING OF SHAREHOLDERS

Requirements for Shareholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials.

Proposals that a shareholder intends to present at the Company’s 2026 annual meeting of shareholders (the “2026 Annual Meeting”) and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy for the 2026 Annual Meeting must have been received no later than the close of business (5:00 p.m. Eastern Time) on December 19, 2025. All proposals must comply with SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for the inclusion of shareholder proposals in company-sponsored proxy materials. Shareholder proposals must be delivered to the Corporate Secretary of the Company by mail at the address provided below. As the rules of the SEC make clear, simply submitting a timely proposal does not guarantee that the proposal will be included in the Company’s proxy statement and form of proxy for the 2026 Annual Meeting.

Requirements for Other Shareholder Proposals to Be Brought Before the 2026 Annual Meeting of Shareholders and Director Nominations.

Pursuant to the provisions of the LLC Agreement, notice of any proposal that a shareholder intends to present at the 2026 Annual Meeting, but does not intend to have included in the Company’s proxy statement and form of proxy for the 2026 Annual Meeting, as well as any director nominations, must be delivered to the Company’s Corporate Secretary by mail at the address provided below not earlier than the 150th day nor later than 5:00 p.m., Eastern Time on the 120th day prior to the first anniversary of the date of mailing of the Notice of Annual Meeting for the 2025 Annual Meeting of Shareholders. Accordingly, any notice given by a shareholder pursuant to these provisions of the Company’s LLC Agreement must have been received no earlier than the close of business on November 19, 2025, and not later than the close of business on December 19, 2025. However, if the 2026 Annual Meeting is advanced or delayed more than 30 days from the first anniversary of the date of the 2025 Annual Meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2026 Annual Meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. To be in proper form, the notice must be submitted by a shareholder of record and must include the information required by the LLC Agreement with respect to each director nomination or proposal that the shareholder intends to present at the 2026 Annual Meeting. If you are a beneficial owner of shares held by a broker or custodian, you should contact the organization that holds your shares for information about how to register your shares directly in your name as a shareholder of record.

In addition to satisfying the notice requirements under the LLC Agreement, any shareholder who intends to solicit proxies in support of director nominees other than management’s nominees must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act, including providing a statement at that such shareholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than management’s nominees at least 60 days before the anniversary of the prior year’s annual meeting. If the 2026 Annual Meeting is changed by more than 30 calendar days from the first anniversary of the 2025 Annual Meeting, shareholders must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act no later than the later of 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 Annual Meeting is first made.

Notices of intention to present proposals at the 2026 Annual Meeting and/or director nominations must be addressed to: CNL Strategic Capital, LLC, CNL Center at City Commons, Tower I, 450 South Orange Avenue, Suite 1400, Orlando, Florida, 32801, Attention: Bradley S. Yochum, Corporate Secretary. The Company will not consider any proposal or nomination that is not timely. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with or otherwise does not meet the LLC Agreement or SEC requirements for submitting a proposal or nomination, or other applicable requirements. A shareholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about the LLC Agreement and SEC requirements.

Elimination of Duplicative Annual Meeting Materials

Some banks, brokers and other nominee record holders may be “householding” our proxy statements. This means that only one copy of the Proxy Statement may have been sent to multiple shareholders in one household. We will promptly deliver a separate copy of either document to shareholders who write or call us at the following address or telephone number: CNL Strategic Capital, LLC, CNL Center at City Commons, Tower I, 450 South Orange Avenue, Suite 1400, Orlando, Florida, 32801, Attention: Bradley S. Yochum, Corporate Secretary, telephone: (866) 650-0650. Shareholders wishing to receive separate copies of the Proxy Statement in the future, or shareholders currently receiving multiple copies of the Proxy Statement who would prefer that a single copy be delivered, should contact their bank, broker or other nominee record holder or Broadridge Investor Communications Solutions, Inc. at 51 Mercedes Way, Edgewood, NY 11717.

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OTHER BUSINESS

The Board is not aware of any other matters that will be presented for action at the Special Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, proxies will be voted in accordance with the judgment of the persons named in the form of proxy.

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PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, WHICH PROVIDES INSTRUCTIONS FOR AUTHORIZING A PROXY BY TELEPHONE OR THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

CNL Strategic Capital, LLC CNL Center at City Commons, Tower I 450 South Orange Avenue, Suite 1400 Orlando, Florida 32801

AUTHORIZE A PROXY VIA THE
INTERNET – www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, the day before the meeting date. Please have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

AUTHORIZE A PROXY BY
PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, the day before the meeting date. Please have your proxy card in hand when you call and then follow the instructions.

AUTHORIZE A PROXY BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your completed proxy must be received prior to 11:59 p.m., Eastern Time, the day before the meeting date.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CNL STRATEGIC CAPITAL, LLC (the “Company”)

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” THE FOLLOWING PROPOSALS:

For	Against	Abstain

1.       To approve an enhanced liquidity plan under which the Company undertakes to repurchase from shareholders during the first four full calendar quarters following the approval of this proposal up to a requested liquidity percentage to be established following the approval of this proposal, as further described in the proxy statement.

☐	☐	☐

2.       To approve any adjournment of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve the enhanced liquidity plan proposal.

☐	☐	☐

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying notice of special meeting and the proxy statement with respect thereto, and hereby revoke(s) any proxy or proxies heretofore given with respect to the meeting. This proxy may be revoked at any time before it is exercised.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Important: Please sign exactly as name appears hereon. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS

The Proxy Statement is available at:

www.proxyvote.com

PROXY

CNL STRATEGIC CAPITAL, LLC

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned shareholder of CNL Strategic Capital, LLC, a Delaware limited liability company (the “Company”), hereby appoints Chirag J. Bhavsar and Tammy J. Tipton, and each of them, as proxies, with full power of substitution in each, to attend the special meeting of shareholders of the Company (the “Special Meeting”) to be held on March 30, 2026 at 2:00 p.m. Eastern Time, at the principal offices of the Company located at CNL Center at City Commons, Tower I, 450 South Orange Avenue, 13th Floor, Orlando, Florida, 32801, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the meeting. The proxy statement and the accompanying materials are being mailed to shareholders of record on or about January 29, 2026, and are available at www.proxyvote.com. All properly executed proxies representing shares received prior to 11:59 p.m., Eastern Time, the day before the Special Meeting will be voted in accordance with the instructions marked thereon.

The votes entitled to be cast by the undersigned will be cast as directed. If this proxy is executed but no direction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof. As of the date of the proxy statement, the Company’s board of directors knows of no other business to be presented at the Special Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its being exercised. Shareholders who execute proxies may revoke them with respect to a proposal by attending the Special Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to Broadridge, 51 Mercedes Way, Edgewood, NY 11717 or via www.proxyvote.com prior to 11:59 p.m., Eastern Time, the day before the Special Meeting.

Continued and to be signed on reverse side

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CNL Strategic Capital

Sub-managed by Levine Leichtman

ENHANCED LIQUIDITY PLAN PROPOSAL. YOUR VOTE IS ESSENTIAL!

Dear Fellow Shareholder:

We recently announced that the board of directors of CNL Strategic Capital has submitted an enhanced liquidity plan for shareholders' approval. This plan supports the company's intention to continue operating as a perpetual-life vehicle, while providing shareholders with improved access to liquidity.

If the proposal is approved, then under the enhanced liquidity plan, the Company will, during the first four full calendar quarters following approval, repurchase shares from shareholders up to a liquidity percentage that will be determined after the proposal's approval.

The board of directors recommends a VOTE FOR the proposal as they believe it is in the best interests of the Company and its shareholders. **Your participation is crucial** to ensure the proposal outlined in the enclosed proxy materials is approved.

If there are insufficient votes, it may be necessary to adjourn and reschedule, which would result in additional costs. If you have questions or need assistance submitting your proxy, please call 866-851-0720. Thanks for your support.

Sincerely,

Chirag Bhavsar
CEO

THREE WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-866-851-0720 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.
WITH A PROXY CARD

Call 1-800-690-6903 to vote using the automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

Proxy Questions? Call 1-866-851-0720

531545-LTR

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CNL Strategic Capital

Sub-managed by **Levine Leichtman**

Enhanced Liquidity Plan Proposal

BE THE VOTE THAT COUNTS.
VOTE YOUR SHARES TODAY!

SAMPLE-EPB

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CNL Strategic Capital

Sub-managed by **Levine Leichtman**

Your Vote is Important.
Please Vote Your Shares Today!

The special shareholder meeting will be on March 30, 2026. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone or mail.**

Simply follow the below instructions, which are also on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number.

0000 0000 0000 0000
0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.

0000 0000 0000 0000
0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

THREE WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-866-851-0720 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 to vote using the automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

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Shareholders Matter
Sponsored ·

Please act now for our upcoming Special Meeting of Shareholders and the proposal for an enhanced liquidity plan.

CNL Strategic Capital
Sub-managed by Levine Leichtman

DIALS +1 (866) 851-0720

Click to call to participate!

Join your fellow sharehold...

Call now

Like Comment Share

Shareholders Matter
Sponsored ·

Your participation impacts the opportunity for the enhanced liquidity plan. Please act now for our upcoming Special Meeting of Shareholders.

CNL Strategic Capital
Sub-managed by Levine Leichtman

DIALS +1 (866) 851-0720

Click to call to participate!

Join your fellow sharehold...

Call now

Like Comment Share

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CNL Strategic Capital

Sub-managed by Levine Leichtman

Be the vote that counts.

CNL STRATEGIC CAPITAL, LLC

2026 Special Meeting

March 30, 2026

VOTE NOW

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INFORMATION ABOUT THE COMPANY AND THE MATTERS DESCRIBED IN THIS COMMUNICATION. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC's website (http://www.sec.gov), at the Company's website (https://www.cnlstrategiccapital.com/), or by writing to the Company at 450 S. Orange Avenue, Orlando, Florida 32801 (telephone number 407-650-1000). The Company has retained Broadridge Investor Communication Solutions, Inc. ("Broadridge") to assist in the solicitation of proxies. In addition, the Company and its directors and officers or their respective affiliates may be deemed to be participants in the solicitation of proxies from the Company's Shareholders with respect to the matters described in this communication.

Forward Looking Statements

Forward-looking statements are based on the beliefs and assumptions of the Company's management and on the information currently available to management at the time of such statements and may be identified by words such as "believes," "anticipates," "expects," "intends," "may," "plans," "will," "could" and similar expressions that indicate future events, and speak only as of the date made. Actual results could differ materially due to risks and uncertainties that are beyond the Company's ability to control or accurately predict, including the amount and timing of anticipated future distributions and/or other matters. The Company's forward-looking statements are not guarantees of future performance. Shareholders and financial advisors should not place undue reliance on forward-looking statements. The Company undertakes no obligation to update such statements to reflect subsequent events.

This email represents the following share(s):

123,456,789,012.00000
123,456,789,012.00000

Proxy Statement | Shareholder Letter |

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